UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 12, 2019

SEACOAST BANKING CORPORATION OF FLORIDA
(Exact Name of Registrant as Specified in Charter)

Florida	000-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 COLORADO AVENUE,	STUART	FL	34994
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBCF	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SEACOAST BANKING CORPORATION OF FLORIDA

Explanatory Note

Seacoast Banking Corporation of Florida (the “Company”) is furnishing this Form 8-K/A to correct the description reflected in the EDGAR filing system regarding items included within the Form 8-K filed by the Company on November 12, 2019 (the “Original Form 8-K”). The description included for the Original Form 8-K did not reference Item 7.01. This amendment on Form 8-K/A also furnishes Exhibit 104.

This Form 8-K/A is not intended to, nor does it, reflect any event occurring after the filing of the Original Form 8-K. No other changes have been made to the Original Form 8-K.

Item 7.01    Regulation FD Disclosure

Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) intends to meet with investors at the Sandler O’Neill East Coast Financial Services Conference in Naples, FL. Dennis S. Hudson, III, Chief Executive Officer, Charles M. Shaffer, Chief Operating and Chief Financial Officer and Jeffrey Lee, Chief Digital Officer will discuss the Company’s business strategy, financial performance, recent developments, and future opportunities with investors.

Attached as Exhibit 99.1 is the presentation (available on the Company’s website at www.seacoastbanking.com) to be presented to and reviewed with investors and incorporated herein by reference. All information included in the presentation is presented as of the dates indicated, and the Company does not assume any obligation to correct or update such information in the future. In addition, the Company disclaims any inferences regarding the materiality of such information which otherwise may arise as a result of it furnishing such information under Item 7.01 of this Form 8-K/A.

In accordance with the General Instruction B.2 of Form 8-K, the information presented herein pursuant to Item 7.01, "Regulation FD," shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall the information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Investor presentation used in meeting with investors in November 2019 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K, filed on November 12, 2019).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA
(Registrant)

Date: November 13, 2019	/s/ Charles M. Shaffer
CHARLES M. SHAFFER
Chief Operating Officer and Chief Financial Officer